                                   Supplement
                    to the Prospectus, dated October 28, 1998
                                       for
                      Institutional Select(TM) S&P 500 Fund
               Institutional Select(TM) Large-Cap Value Index Fund
               Institutional Select(TM) Small-Cap Value Index Fund


The "Initial Minimum Investments" section of this Prospectus on page 12 has been modified to state that:

Client accounts of Investment Managers are not required to make a minimum initial purchase, maintain a minimum balance or meet a minimum amount for subsequent purchases. All other investment requirements described in this Prospectus, including initial minimum investment amounts for Investment Managers and minimums for investors not buying through Investment Managers, have not changed.

In addition, the following information is added to "Investment Objectives, Policies & Rules" on page 9 of this prospectus:

One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000. The Investment Advisor is taking steps to enable its systems to handle this issue. The Investment Advisor also is seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how this issue will affect fund administration, fund performance or securities markets in general.

                       STATEMENT OF ADDITIONAL INFORMATION

                              SCHWAB CAPITAL TRUST

                      INSTITUTIONAL SELECT(TM) S&P 500 FUND
                 INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND
                 INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

                                OCTOBER 28, 1998
                            AS AMENDED MARCH 1, 1999

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus dated October 28, 1998 (as amended from time to time) for the Institutional Select S&P 500 Fund, Institutional Select Large-Cap Value Index Fund and Institutional Select Small-Cap Value Index Fund (the Funds).

To obtain a copy of the Prospectus, please contact Charles Schwab & Co., Inc. (Schwab) at 1-800-435-4000, 24 hours a day, or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 1-800-345-2550, 24 hours a day.

                                 SCHWABFUNDS(R)
                                 1-800-435-4000

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT SECURITIES AND RISKS................................................2
INVESTMENT RESTRICTIONS ......................................................10
ORGANIZATION AND MANAGEMENT OF THE TRUST .....................................11
MANAGEMENT OF THE FUND........................................................17
PORTFOLIO TRANSACTIONS AND TURNOVER...........................................17
TAXES.........................................................................18
SHARE PRICE CALCULATION.......................................................21
HOW THE FUNDS REFLECT PERFORMANCE.............................................21
THE INDEXES AND INDEXING STRATEGIES...........................................22
PURCHASE AND REDEMPTION OF SHARES.............................................23
OTHER INFORMATION.............................................................24
FINANCIAL INFORMATION.........................................................24

                         INVESTMENT SECURITIES AND RISKS

ASSET-BACKED SECURITIES are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

CONVERTIBLE SECURITIES. Convertible securities are securities that are exchangeable for a specific number of another form of security at a specified price. Bonds and preferred stocks may be convertible. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because the convertible feature allows them to be exchanged for a specific number of shares of the company's common stock at a predetermined price. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable. Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees. Liquidity supports include puts and demand features. These arrangements move the credit risk of an investment from the issuer of the security to the support provider.

DEBT SECURITIES are obligations, issued by various entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds. Bonds normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back (at "maturity"). Upon maturity, the principal must be repaid.

Debt securities experience price changes when interest rates change. As a rule, when interest rates rise, bond prices decline or "fall", and when interest rates fall bond prices rise. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all else being equal) but generally offer a greater rate of interest. Debt securities also are subject to the risk that their issuer will fail to meet its obligation to pay interest and/or principal, and their prices also may be affected by the credit quality of their issuer. Investment-grade debt securities are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risk.

FUTURES AND OPTIONS. The following sections pertain to futures and options transactions: Futures Contracts, Options, Options on Futures Contracts, Hedging Strategies With Futures and Risks Involved in Futures and Options Transactions.

Futures Contracts. A futures contract is generally an agreement between two parties to buy and sell particular financial instruments for an agreed-upon price during a designated period. In the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract, the parties may agree to deliver the final cash settlement price.


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When interest rates are falling or prices of securities are rising, each Fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might be available in the market when it effects anticipated purchases. When interest rates are rising or securities prices are falling, each Fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities.

Although futures contracts, by their terms, generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is fulfilled through offsetting transactions, which may result in a profit or a loss. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations.

While each Fund's futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

The Funds may purchase and sell various kinds of futures contracts. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges. The Funds are not permitted to engage in speculative futures trading. A Fund may incur brokerage fees when it purchases or sells futures contracts.

Options. Each Fund may purchase put and call options on any securities in which it may invest and options on any securities index based on securities in which it may invest. Each Fund also may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

For certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Therefore, the writer may have no control over when the underlying securities must be sold, in the case of call options, or purchased, in the case of put options. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The purchase of a call option would entitle the Funds, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Funds would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Funds would realize either no gain or a loss on the purchase of the call option.


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
Each Fund may write (sell) covered call and put options on any securities in which it may invest and options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. All call options written by the Fund are covered, which means that the Funds will own the securities subject to the option so long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market price of the underlying security.

All put options the Funds write will be covered, which means that each Fund will have deposited with its custodian cash, U.S. Government securities or other high-grade debt securities with a value at least equal to the exercise price of the put option. High-grade securities are securities rated in one of the top three categories by Moody's Investor Service (Moody's) or Standard & Poor's (S&P), or, if unrated, determined by the Investment Advisor to be of comparable credit quality. The purpose of writing such options is to generate additional income for the Funds. However, in return for the option premium, the Funds accept the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

Each Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

The Funds may purchase options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The Funds currently treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except for options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give each Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, each Fund obtains the benefit of the futures position if prices move in a favorable direction but limit its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of a Fund's assets. By writing a call option on a futures contract, a Fund becomes obligated, in exchange for the premium, to sell a futures contract that may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Each Fund will incur transaction costs in connection with the writing of options on futures.


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
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that these closing transactions can be effected. A Fund's ability to establish and close out positions on these options will be subject to the development and maintenance of a liquid market.

Hedging Strategies With Futures. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible with respect to the effective price or rate of return on portfolio securities or securities that a Fund owns or proposes to acquire. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. If, in the opinion of the Investment Advisor, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may enter into such futures contracts as part of its hedging strategy. Although, under some circumstances, prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisor will attempt to estimate the extent of this difference in volatility based on historical patterns. The Investment Advisor will attempt to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a particular hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of the portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities will be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take "long" positions by purchasing such futures contracts. This may be done when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash but expects the prices or currency exchange rates available on the intended date of purchase in the applicable market to be less favorable than prices that are currently available.

When buying or selling futures contracts, a Fund must deposit an amount of cash, cash equivalents or liquid, high-quality debt instruments with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates and the Fund's position in the contract becomes more or less valuable. This process is known as "marking-to-market."

Regulations of the Commodities Futures Trading Commission ("CFTC") applicable to a Fund generally requires that all of its futures transactions constitute "bona fide" hedging transactions. As a result, a Fund will normally sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, a Fund may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of a Fund's net assets.

Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks, which in some strategies can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent a Fund's futures and options practices are limited to hedging purposes, the Investment Advisor does not believe that the Fund is subject to the degree of risk frequently associated with futures and options transactions. To the extent a Fund engages


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
in the use of futures and options on futures other than for hedging purposes, the Fund may be subject to additional risk.

The primary risks associated with the use of futures and options include: imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures or options, possible lack of a liquid secondary market for futures or options, and the resulting inability to close such positions prior to their maturity dates. To minimize these risks, the Fund will invest only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities. The Funds will attempt to minimize the risks of being unable to close out futures positions by entering into these transactions on a national exchange with an active and liquid secondary market.

Three principal areas of risk are present when futures and options contracts are used even in a hedging context. First, there may not always be a liquid secondary market for a futures or option contract at the time a Fund seeks to "close out" its position. If a Fund is unable to "close out" a futures or option position and prices move adversely, the Fund would have to continue to make daily cash payments to maintain its required margin. If the Fund had insufficient cash to meet this requirement, it might have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the securities underlying futures or options contracts it holds. Or, in the case of covered options that a Fund has written, the Fund would be unable to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase and subsequent sale of the underlying securities.

Each Fund will seek to reduce the risk that it will be unable to "close out" contracts by entering into only futures or options contracts that are traded on national exchanges and for which there appears to be a liquid secondary market.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) an exchange may impose restrictions on opening and/or closing transactions;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that a Fund could lose money on futures or options contracts and experience appreciation in the value of its portfolio securities, or vice versa.

Finally, adverse market movements could cause a Fund to lose up to its full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring


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such significant market distortions, a similar result could be expected were a
Fund to invest directly in the securities being hedged. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Restrictions. Each Fund may enter into futures contracts and options on futures contracts provided that aggregate deposits required do not exceed 5% of its total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's use of futures contracts and options.

Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A Fund will invest in equity index participations and index participation contracts only if a liquid market for them appears to exist.

The extent to which each Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by a Fund's intention to meet Code requirements for qualification as a regulated investment company. Read the "Taxes" section in this SAI for more information.

ILLIQUID SECURITIES. Investments that cannot be sold or disposed of in the normal course of business at their approximate value will be considered illiquid. The Investment Advisor determines the liquidity of a Fund's investments under the supervision and direction of the Board of Trustees. Investments currently considered illiquid are repurchase agreements not maturing within seven days and some restricted securities.

LENDING AND DIRECT DEBT. Direct debt instruments represent ownership interests in the debt of a company, government or other entity. Lending of securities is a common practice in the securities industry. Each Fund will engage in security lending arrangements with the primary objective of increasing a Fund's income through investment of the cash collateral in short-term, interest-bearing obligations but will do so only to the extent that a Fund will not lose the tax treatment available to regulated investment companies. A Fund will be entitled to all dividends or interest on any of its loaned securities. Loans of securities involve a risk that the borrower may fail to return the securities or provide additional collateral. The Funds may loan securities to qualified broker-dealers or other institutional investors provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Funds may at any time call the loan and obtain the return of the securities loaned; (iii) the Funds will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a Fund.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment risk. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities.


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
MONEY MARKET SECURITIES are high-quality, short-term securities that may be issued by entities such as the U.S. Government, corporations and financial institutions (like banks).

PRECIOUS METAL-RELATED INVESTMENTS. Prices of precious metals can be expected to respond to changes in rates of inflation and to perceptions of economic and political instability. Historically, the prices of precious metals and of securities of companies engaged in the precious metal-related activities have been subject to extreme fluctuations, as a result of, among other reasons, wider economic or political instability. The Funds may invest in common stocks of domestic companies principally engaged in precious metal-related activities, which include companies principally engaged in the extraction, processing, distribution or marketing of precious metals, if, at the time of investment, the Investment Advisor considers that at least 50% of the company's assets, revenues or profits are derived from the precious metal industry.

The Funds also may invest in futures on precious metals, such as gold futures, and options thereon. Such investments are subject to the investment limitations on investments in futures and options for the Funds as set forth in the "Futures Contracts and Options on Futures Contracts" section of the SAI.

PREFERRED STOCK. The Funds may invest in preferred stock. Preferred stock has priority over common stock as to income and generally as to assets of an issuer; however, income is usually limited to a definitive percentage regardless of the issuer's earnings. Preferred stock usually has limited voting rights.

REAL ESTATE-RELATED INVESTMENTS. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities and real estate financing. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments also may be affected by certain tax and regulatory requirements, such as those relating to the environment.

REPURCHASE AGREEMENTS. Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller who agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a Fund's loan of money to the seller, collateralized by the underlying security. The interest rate is effective for the period of time in which the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Any repurchase agreements a Fund enters into will involve the Fund as the buyer and banks or broker-dealers as sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. Government or its agencies or instrumentalities). The period of these repurchase agreements will be usually short--from overnight to one week--and at no time will the Fund invest in repurchase agreements for more than one year. However, securities subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation with securities having a market value, including accrued interest, equal to at least 102% of the dollar amount the Fund invests with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank.


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In the event of a bankruptcy or other default of a repurchase agreement's seller, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

RESTRICTED SECURITIES. Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if a liquid institutional or other market exists for these securities. In making this determination, the Investment Advisor, under the direction of the Board of Trustees, will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers;
(iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may buy shares of other investment companies, including those managed by its Investment Advisor. Because other investment companies employ investment advisors and other service providers, investments by a Fund may cause shareholders to pay duplicative fees.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately from each other. While the risks associated with stripped securities are similar to other securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.

U.S. GOVERNMENT SECURITIES are debt securities issued by the U.S. Treasury or issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. U.S. Treasury securities are backed by the full faith and credit of the United States. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some U.S. Government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. Of course U.S. Government securities are among the safest securities, but they are still subject to interest rate changes which may affect their yields.

WARRANTS. The Funds may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a Fund will lose the purchase price and the right to purchase the underlying security.

YEAR 2000 presents uncertainties and possible risks to the smooth operations of the funds and the provision of services to shareholders. Many computer programs use only two digits to identify a specific year and therefore may not accurately recognize the upcoming change in the next century. If not corrected, many computer applications could fail or create erroneous results by or at year 2000. Due to the funds' and their service providers' dependence on computer technology to operate, the nature and impact of year 2000 processing failures on the funds could be material. The funds' investment advisor is taking steps to minimize the risks of year 2000 for the funds, including obtaining assurances from the funds' service providers that they are analyzing their systems, testing them for potential problems and remediating them to the extent possible. There can be no assurance that these steps will be sufficient to


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avoid any adverse impact on the funds, however, minimizing year 2000 risk for the funds is a priority of the investment advisor.

Because each fund intends to track an index rather than focus on the fundamentals of the underlying issuers, the investment advisor generally will not take into account the extent to which an issuer has prepared or is preparing for the year 2000 problem when managing a fund's portfolio. It is possible that a fund's portfolio and performance may be materially affected by an issuer's year 2000 related problems.

                             INVESTMENT RESTRICTIONS

Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act).

Each Fund may not:

         1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act;

         2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder; and

         3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a Fund.

Concentration. The 1940 Act currently defines concentration as investing 25% or more of a Fund's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently restricts a Fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies.

NON-FUNDAMENTAL INVESTMENT POLICIES.

The following investment policies and restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Each Fund may not:

         1) Purchase securities of any issuer, if as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements with maturities in excess of 7 days.

         2) Invest for the purpose of exercising control or management of another issuer.

         3) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

         4) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities (transactions in futures contracts and options are not considered selling securities short).

         5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

         6) Borrow money for temporary or emergency purposes except that a Fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

         7) Concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time except to the extent the investments of its index are concentrated.

         8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of securities or repurchase agreements).

Policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a Fund's acquisition of such security or asset, unless otherwise noted. Except with respect to non-fundamental limitations (1) illiquid securities and (6) borrowing, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

                    ORGANIZATION AND MANAGEMENT OF THE TRUST

Each Fund is a series of Schwab Capital Trust (the Trust), an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Trust is authorized to issue and unlimited number of shares of beneficial interests in one or more series or classes of series (funds and/or classes of funds). Currently, Schwab Capital Trust offers the following series:
S&P 500 Fund, Schwab International Index Fund(R), Schwab Small-Cap Index Fund(R), Schwab Analytics Fund(R), Schwab MarketTrack(TM): All

Equity Portfolio, Growth Portfolio, Balanced Portfolio and Conservative Portfolio, Schwab MarketManager(TM): Balanced Portfolio, Growth Portfolio, International Portfolio and SmallCap Portfolio.

The Trust generally is not required to hold shareholder meetings. However, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of a Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Bylaws of the Trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of the Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that a Fund could become liable for a misstatement in the Prospectus or SAI about another Fund.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                             MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES. The Officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Advisor, are as follows:

                             POSITION WITH
NAME/DATE OF BIRTH           THE TRUST                 PRINCIPAL OCCUPATION
------------------           ---------                 --------------------

CHARLES R. SCHWAB*           Chairman and Trustee      Chairman, Co-Chief Executive Officer and
July 29, 1937                                          Director, The Charles Schwab Corporation;
                                                       Chairman, Chief Executive Officer and
                                                       Director, Charles Schwab Holdings, Inc.;
                                                       Chairman and Director, Charles Schwab &
                                                       Co., Inc., Charles Schwab Investment
                                                       Management, Inc., The Charles Schwab
                                                       Trust Company, and Schwab Retirement
                                                       Plan Services, Inc.; Chairman and
                                                       Director (current board positions), and
                                                       Chairman (officer position) until
                                                       December 1995, Mayer & Schweitzer, Inc.
                                                       (a securities brokerage subsidiary of
                                                       The Charles Schwab Corporation);
                                                       Director, The Gap, Inc. (a clothing
                                                       retailer), Transamerica Corporation (a
                                                       financial services organization),
                                                       AirTouch Communications (a
                                                       telecommunications company) and Siebel
                                                       Systems (a software company).

-----------------------------
* This Trustee is an "interested person" of the Trust.

STEVEN L. SCHEID*            President and             Chief Financial Officer,  The Charles Schwab
June 28, 1953                Trustee                   Corporation; Enterprise President - Financial
                                                       Products and Services, Charles Schwab &
                                                       Co., Inc.; Chief Executive Officer,
                                                       Chief Financial Officer and Director,
                                                       Charles Schwab Investment Management,
                                                       Inc. From 1994 to 1996, Mr. Scheid was
                                                       Executive Vice President of Finance for
                                                       First Interstate Bancorp and was
                                                       Principal Financial Officer from 1995 to
                                                       1996. Prior to 1994, Mr. Scheid was
                                                       Chief Financial Officer, First
                                                       Interstate Bank of Texas.

DONALD F. DORWARD            Trustee                   Executive Vice President and Managing Director,
September 23, 1931                                     Grey Advertising.  From 1990 to 1996, Mr.
                                                       Dorward was President and Chief Executive
                                                       Officer, Dorward & Associates.  Dorward &
                                                       Associates is an advertising and
                                                       marketing/consulting firm.

ROBERT G. HOLMES             Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                           Semloh Financial, Inc.  Semloh Financial is an
                                                       international financial services and investment
                                                       advisory firm.

DONALD R. STEPHENS           Trustee                   Managing Partner, D.R. Stephens & Co.
June 28, 1938                                          (investment banking).  Prior to 1995, Mr.
                                                       Stephens was Chairman and Chief
                                                       Executive Officer of North American
                                                       Trust (a real estate investment trust).

MICHAEL W. WILSEY            Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                        Wilsey Bennett, Inc. (truck and air
                                                       transportation, real estate investment and
                                                       management, and investments).

TAI-CHIN TUNG                Treasurer and             Vice President - Finance, Charles Schwab & Co.,
March 7, 1951                Principal                 Inc.; Controller, Charles Schwab Investment
                             Financial Officer         Management, Inc.  From 1994 to 1996, Ms. Tung
                                                       was Controller for Robertson Stephens Investment
                                                       Management, Inc.  From 1993 to 1994, she was
                                                       Vice President of Fund Accounting,

-----------------------------
* This Trustee is an "interested person" of the Trust.

                                                       Capital Research and Management Co.

WILLIAM J. KLIPP*            Executive Vice            Executive Vice President, SchwabFunds(R),
December 9, 1955             President, Chief          Charles Schwab & Co., Inc.; President and Chief
                             Operating Officer         Operating Officer, Charles Schwab Investment
                             and Trustee               Management, Inc.

STEPHEN B. WARD              Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                and Chief Investment      Officer, Charles Schwab Investment Management,
                             Officer                   Inc.

FRANCES COLE                 Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                      Assistant Corporate Secretary, Charles Schwab
                                                       Investment Management, Inc.

Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust, Schwab Capital Trust, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, CA 94104.


                              COMPENSATION TABLE(1)


                                                   Pension or
                                                   Retirement          Estimated
                                                   Benefits Accrued    Annual Benefits    Total
                             Aggregate             as Part of Fund     upon Retirement    Compensation
Name of Person,              Compensation          Expenses from the   from the Fund      from the Fund
Position                     from the Trust        Fund Complex(2)     Complex(2)         Complex(2)
--------                     --------------        ---------------     ----------         ----------

Charles R. Schwab,           0                     N/A                     N/A             0
Chairman and Trustee

Steven L. Scheid,            0                     N/A                     N/A             0
President and Trustee

William J. Klipp,            0                     N/A                     N/A             0
Executive Vice
President, Chief
Operating Officer and
Trustee

Donald F. Dorward,           $18,800               N/A                     N/A             $92,000
Trustee

Robert G. Holmes,            $18,800               N/A                     N/A             $92,000

-----------------------------
* This Trustee is an "interested person" of the Trust.

                              COMPENSATION TABLE(1)


                                                   Pension or
                                                   Retirement          Estimated
                                                   Benefits Accrued    Annual Benefits    Total
                             Aggregate             as Part of Fund     upon Retirement    Compensation
Name of Person,              Compensation          Expenses from the   from the Fund      from the Fund
Position                     from the Trust        Fund Complex(2)     Complex(2)         Complex(2)
--------                     --------------        ---------------     ----------         ----------

Trustee

Donald R. Stephens,          $18,800               N/A                     N/A             $92,000
Trustee

Michael W. Wilsey,           $18,800               N/A                     N/A             $92,000
Trustee

(1)  Figures are for the Trust's fiscal year ended October 31, 1998.

(2) "Fund Complex" comprises all 35 funds of the Trust, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios.

DEFERRED COMPENSATION PLAN. Pursuant to exemptive relief from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with Trustees who are not "interested persons" of any of the Funds (the "Independent Trustees").

As of the date of this SAI, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the Schwab Fund or SchwabFunds(R) selected by the participating Trustee (the "Selected Schwab Fund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, The Charles Schwab Family of Funds and Schwab Investments.

Pursuant to the exemptive relief from the SEC, each Fund will purchase and maintain the Selected Schwab Fund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Independent Trustees to purchase the Selected Schwab Fund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions" in this SAI for more information.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. The Investment Advisor, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment advisor and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds Family, a family of 35 mutual funds with over $73 billion in assets as of October 1, 1998. The Investment Advisor is an affiliate of: Schwab, the Trust's distributor, and its shareholder services and transfer agent. The Advisory Agreement will continue in effect for one year terms subject to annual approval by: (1) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance also must be approved by a majority of the Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

The Investment Advisor and Schwab have guaranteed that, through at least December 31, 2005, the total fund operating expenses of S&P 500 Fund, Large-Cap Value Fund and Small-Cap Value Fund will not exceed 0.15%, 0.25% and 0.32%, respectively, of each Fund's average daily net assets.

DISTRIBUTOR. Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Funds and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. The Funds pay the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

CUSTODIAN AND FUND ACCOUNTANT. PNC Bank, National Association, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113 and SEI Fund Resources, One Freedom Valley Drive, Oaks, PA 19456, respectively, serve as Custodian and Fund Accountant for the Funds.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

PORTFOLIO TRANSACTIONS. In effecting securities transactions for the Funds, the Investment Advisor seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Advisor will generally select brokers and dealers for the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility. In assessing these criteria, the Investment Advisor will, among other things, monitor the performance of brokers effecting transactions for the Funds to determine the effect, if any, that the Funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the Funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The Funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

In an attempt to obtain best execution for the Funds, the Investment Advisor also may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the Funds to trade directly with other institutional holders on a net basis. At times, this may allow the Funds to trade larger blocks than would be possible trading through a single market maker.

When the execution and price offered by two or more broker-dealers are comparable, the Investment Advisor may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the Investment Advisor when providing advisory services to other investment advisory clients, including mutual funds.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the Funds on securities exchanges, the Investment Advisor will consider (if relevant) whether the compensation to be paid Schwab or any other affiliated broker-dealer will be (i) fair and reasonable, (ii) at least as favorable to the Fund as commissions that would be charged by other qualified brokers having comparable execution capabilities and (iii) at least as favorable as commissions contemporaneously charged by Schwab or any other affiliated broker-dealer on comparable transactions for its most favored unaffiliated customers. The Funds do not consider it practicable or in the best interests of their shareholders to solicit competitive bids for commission rates on each transaction. However, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of Schwab or any other affiliated broker-dealer within the meaning of the 1940 Act, (i) has prescribed procedures designed to provide that the Funds do not pay commissions that do not meet the standards described above, (ii) reviews those procedures annually to determine whether they remain adequate and
(iii) considers quarterly whether or not the commissions charged by Schwab or any other affiliated broker-dealer have met the standards.

PORTFOLIO TURNOVER. For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a Fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The Funds expect that their portfolio turnover rate will not exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds.

From time to time, a Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.

The Funds have adopted a number of policies that should cause its portfolio turnover rate to be below the portfolio turnover rate of many other mutual funds. A lower portfolio turnover rate acts to minimize associated transaction costs as well as the level of realized capital gains.

                                      TAXES

It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

In order to qualify as a regulated investment company, the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of a Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that a Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses.

These requirements may restrict the degree to which a Fund may engage in certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, the Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year were less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

INCOME TAX INFORMATION. Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared.

Dividends the Funds pay from net investment income and distributions from a Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, will generally be taxable to shareholders as ordinary income. Distributions received from a Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder owned shares in the Fund. However, if a shareholder receives a long-term capital gain distribution with respect to a Fund's shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the Funds, dividend distributions a Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Fund were a regular corporation. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by a Fund.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A Fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a Fund and its shareholders.

The discussion of federal income taxation presented above only summarizes some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a Fund.

AFTER TAX RETURN. Taxes can erode the returns a shareholder earns from a mutual fund investment and are an important, and often overlooked, factor when evaluating a mutual fund's performance. The Investment Advisor of the Funds may use specific investment policies in an attempt to minimize realized capital gain distributions only to the extent they do not have a material effect on a Fund's ability to track the performance of its index. Certain of these policies include selling the highest tax cost securities first and trading only round-lots or large blocks of securities. In order to minimize capital gain distributions, while achieving a Fund's investment objective, the Investment Advisor focuses on individual tax lots in deciding when and how to manage the realization of net capital gains. By deferring the realization of capital gains, where possible, until an investor sells shares, those unrealized gains can accumulate in a Fund, helping to build the value of a shareholder's investment. In addition, shareholders are given greater control over the timing of the recognition of such gains and the impact on their tax situations. The Investment Advisor constantly monitors, analyzes and evaluates each portfolio as well as market conditions to manage necessary trading activity and to determine when there are opportunities to harvest capital losses, which can then be used to offset realized capital gains. There can be no assurance that the Investment Advisor will succeed in avoiding realized net capital gains.


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
                             SHARE PRICE CALCULATION

Each Fund's net asset value per share (NAV) is determined each Business Day after the close of trading on the New York Stock Exchange (NYSE), generally as of 4:00 p.m. Eastern time. The NYSE may change its holiday closing schedule at anytime, but, currently, the NYSE is scheduled to close on the following holidays: New Year's Day, Dr. Martin Luther King Jr.'s Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares purchased normally begin to earn dividends on the next business day with the following exceptions: Columbus Day and Veterans Day.

Each Fund values its portfolio securities daily based on their fair value. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines adopted by the Board of Trustees. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. The Investment Advisor assigns fair values to a Fund's other investments in good faith under Board of Trustees guidelines. The Board of Trustees regularly reviews these values.

                        HOW THE FUNDS REFLECT PERFORMANCE

STANDARDIZED TOTAL RETURN. Average annual total return is determined by calculating the return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. It is reported for periods of 1, 5, 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

In addition, an after-tax total return for a Fund may be calculated by taking the Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of the Fund's total return attributable to capital gain distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

A Fund also may report the percentage of that Fund's standardized or non-standardized total return which would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to its fiscal year end.


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
                       THE INDEXES AND INDEXING STRATEGIES

Because the unmanaged performance of a broad-based equity index often has proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. Institutional investors often devote a substantial percentage of their assets to indexed strategies.

An index typically tracks the performance of a group of securities selected to represent a particular market, and most often is used to gauge that market's performance. The Dow Jones Industrial Average and S&P 500 are two indices designed to measure the performance of U.S. stocks. When investment managers invest indexed separate accounts or index fund assets, they attempt to replicate the performance of the applicable target index by holding all or a representative sample of the securities included in the index.

An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative and management expenses. A Fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause a Fund's performance to be higher or lower than that of an index.

The Funds are intended to make indexed investing easily available to Schwab customers with the highest level of convenience and economy, thereby facilitating their ability to participate in the long-term performance of the U.S. stock market.

The difference between a Fund's total return and the total return of its benchmark index is referred to as a Fund's tracking error. The Fund may report or advertise tracking error.

THE S&P 500 INDEX(R). The S&P 500 is representative of the performance of the U.S. stock market. The Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the Index are among the largest, there also are some relatively small companies in the Index. Those companies, however, generally are established companies within their industry group. S&P identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the
Index: Industrials, Utilities, Financial and Transportation.

THE S&P 500/BARRA VALUE INDEX is a widely recognized index comprised of 343 large-cap value common stocks selected by BARRA, Inc. and Standard & Poor's, as of June 30, 1998. The total value of the Index (as measured by the combined market capitalization of the companies included in the Index) is approximately one-half of the total value of the S&P 500 Index. The securities of the companies with the highest book-to-price ratios may be included in the Index. BARRA, Inc. and Standard & Poor's rebalance the Index at least semiannually.

THE S&P SMALLCAP 600/BARRA VALUE INDEX is a widely recognized index comprised of 373 small-cap value common stocks selected by BARRA, Inc. and Standard & Poor's, as of June 30, 1998. The total value of the Index (as measured by the combined market capitalization of the companies included in the Index) is approximately one-half of the total value of the S&P SmallCap 600 Index. The securities of companies with the highest book-to-price ratios may be included in the Index. BARRA, Inc. and Standard & Poor's rebalance the Index at least semiannually.

The Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to track general stock market performance. S&P's only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, which is determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of each Fund's shares or in the determination or calculation of the equation by which each Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Funds, their shareholders or any other person or entity from the use of the S&P 500 Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

                        PURCHASE AND REDEMPTION OF SHARES

We designed the Funds for long-term investors. You should not use the Funds to speculate on short-term market movements. Doing so can disrupt our investment strategy and operations. It also raises costs for other Fund investors. As a result, we may refuse any purchase or buy exchange order that we deem to be disruptive to a Fund or its investments.

Each Fund has set minimum initial and subsequent investment requirements. These minimum investment requirements may be changed at any time and may not be applicable to certain types of investors. The Trust may waive the minimums for purchases by Trustees and officers.

Each Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of applicable limits (as summarized below) may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. However, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Funds. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the "Share Price Calculation" section of the SAI. A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

                                OTHER INFORMATION

The Prospectus and SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

                              FINANCIAL INFORMATION

The Funds' independent accountant audits and reports on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so.

THIS SAI DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.